LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM II product suite

Supplement dated July 28, 2025 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2025

This Supplement to your summary prospectus outlines important changes that become effective on and after August 11, 2025.  These changes are related to Appendix A – Funds Available Under The Contract. All other provisions outlined in your variable annuity prospectus remain unchanged.

The following line item will be added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Structured Moderate Allocation Fund – Standard Class advised by Lincoln Financial Investments Corporation	0.56%	9.41%	5.77%	5.60%

Effective on or about August 18, 2025, the LVIP Structured Moderate Allocation Fund – Service Class will no longer be available as an investment option under your Contract. Any investments in this fund will be transferred to the LVIP Structured Moderate Allocation Fund – Standard Class on or about this date. Once this transfer occurs, any future allocations that you previously designated to the LVIP Structured Moderate Allocation Fund – Service Class will be allocated to the LVIP Structured Moderate Allocation Fund – Standard Class. You will need to provide us with allocation instructions if you wish to make a change from this investment.

You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.